UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 1, 2016
Date of Report (date of earliest event reported)

__________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
 ________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Salesforce.com, inc (the “Company”) is filing this Current Report on Form 8-K as required to recast its consolidated financial statements which were included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2016 filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2016 (the “Fiscal 2016 Form 10-K”), to present the revised Consolidated Balance Sheets and Consolidated Statements of Cash Flow resulting from the Company's retrospective adoption of new accounting pronouncements described below in the first quarter of fiscal 2017. These revisions had no impact on the Company's Consolidated Statements of Operations, Consolidated Statements of Comprehensive Loss, or Consolidated Statements of Stockholders' Equity.

During the first quarter of fiscal 2017, the Company adopted new accounting pronouncements, Accounting Standards Update No. 2015-03, “Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”), Accounting Standards Update No. 2015-15, “Interest-Imputation of Interest: Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”) and Accounting Standards Update No. 2016-09, “Stock Compensation (Topic 718): Improvements to Employee Shared-Based Payment Accounting” (“ASU 2016-09”) and applied the changes retrospectively to all periods presented in the Company's Quarterly Report on Form 10-Q for the period ended April 30, 2016.

ASU 2015-03 simplifies the presentation of debt issuance costs by requiring debt issuance costs to be presented as a deduction from the corresponding debt liability rather than an asset. However, ASU 2015-03 does not address deferred issuance costs for line-of-credit arrangements. Therefore ASU 2015-15 was subsequently issued to allow an entity to defer debt issuance costs associated with line-of-credit arrangements, including arrangements with no outstanding borrowings, and classify them as an asset. The recognition and measurement guidance for debt issuance costs is not affected by the standards. Upon adoption, the unamortized debt issuance costs previously reported in Other assets, net, were reclassified and presented as a deduction of the corresponding liabilities.

ASU 2016-09 simplifies and improves several aspects of the accounting for employee share-based payment transactions for public entities. The new guidance requires companies to record excess tax benefits and tax deficiencies as income tax benefit or expense in the statement of operations when the awards vest or are settled, and eliminates the requirement to reclassify cash flows related to excess tax benefits from operating activities to financing activities on the statement of cash flows.

The following Notes to the Consolidated Financial Statements, in Part II, Item 8, “Consolidated Financial Statements and Supplementary Data” of the Fiscal 2016 Form 10-K have been added to or retrospectively adjusted from the previous presentation:

•	Note 2: New Accounting Pronouncements Adopted

•	Note 6: Debt

•	Note 7: Other Balance Sheet Accounts

•	Note 9: Income Taxes

The adoption of these new accounting pronouncements had no material effect on the Company’s historical consolidated financial condition for any of the respective periods.

The recast consolidated financial statements contained in Exhibit 99.1 hereto do not represent a restatement of the Company’s previously issued consolidated financial statements that were included in the Fiscal 2016 Form 10-K.

Except as specifically noted herein and in the attached exhibits, this Current Report on Form 8-K does not reflect events or developments that occurred after March 7, 2016, the date on which the Company filed the Fiscal 2016 Form 10-K with the SEC, and does not modify or update the disclosures in any way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in the Fiscal 2016 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is contained in the Company's Quarterly Reports on Form 10-Q for the periods ended April 30, 2016 and July 31, 2016 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the Fiscal 2016 Form 10-K. Revisions to the Fiscal 2016 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the Fiscal 2016 Form 10-K.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from salesforce.com, inc.'s Annual Report on Form 10-K for the year ended January 31, 2016, as filed with the Securities and Exchange Commission on March 7, 2016

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 1, 2016	salesforce.com, inc.

/S/ MARK J. HAWKINS
Mark J. Hawkins Executive Vice President and Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from salesforce.com, inc.'s Annual Report on Form 10-K for the year ended January 31, 2016, as filed with the Securities and Exchange Commission on March 7, 2016

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

4